SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairment

As a result of the termination of the registration of DigiNotar B.V. (“DigiNotar”), a wholly-owned subsidiary of VASCO Data Security International, Inc. (“VASCO”), as a certification service provider by the Commission (the “OPTA Commission”) of the Dutch Independent Post and Telecommunications Authority (“OPTA”), VASCO’s management has concluded that it is likely that VASCO’s investment in DigiNotar has been materially impaired. At this time, management is not able to determine the amount of impairment loss VASCO may incur or estimate the amount of future cash expenditures that the Company may incur in connection with the impairment. See Item 8.01.

Item 8.01	Other Events

Additional information related to the DigiNotar security incident follows:

On September 14, 2011, the OPTA Commission terminated DigiNotar’s registration as a certification service provider that issues qualified certificates to the general public. The termination notice claimed that DigiNotar had breached the provisions of article 2(1) (c) and (d) of the Digital Signatures Decree and article 18.15 (1) of the Dutch Telecommunications Act in its performance of activities or services. In connection with the termination, all qualified certificates issued by DigiNotar must be withdrawn.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 concerning, among other things, the prospects of, and developments and business strategies for, VASCO and our operations, including the development and marketing of certain new products and the anticipated future growth in certain markets in which we currently market and sell our products or anticipate selling and marketing our products in the future. These forward-looking statements (1) are identified by use of terms and phrases such as “expect”, “believe”, “will”, “anticipate”, “emerging”, “intend”, “plan”, “could”, “may”, “estimate”, “should”, “objective”, “goal”, “possible”, “potential” and similar words and expressions, but such words and phrases are not the exclusive means of identifying them, and (2) are subject to risks and uncertainties and represent our present expectations or beliefs concerning future events. VASCO cautions that the forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These risks, uncertainties and other factors have been described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2010 and include, but are not limited to, (a) risks of general market conditions, including currency fluctuations and the uncertainties resulting from turmoil in world economic and financial markets, (b) risks inherent to the computer and network security industry, including rapidly changing technology, evolving industry standards, increasing numbers of patent infringement claims, changes in customer requirements, price competitive bidding, and changing government regulations, and (c) risks specific to VASCO, including, demand for our products and services, competition from more established firms and others, pressures on price levels and our historical dependence on relatively few products, certain suppliers and certain key customers. Thus, the results that we actually achieve may differ materially from any anticipated results included in, or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer